Exhibit 32(a)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of United Rentals, Inc. and United Rentals (North America), Inc. (the “Companies”) on Form 10-Q for the quarterly period ended September 30, 2022 as filed with the Securities and Exchange Commission (the “Report”), I, Matthew J. Flannery, Chief Executive Officer of the Companies, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m); and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

/S/ MATTHEW J. FLANNERY
Matthew J. Flannery
Chief Executive Officer
October 26, 2022